Employee and Director Benefit Plans	12 Months Ended
Dec. 31, 2013
Postemployment Benefits [Abstract]
Employee and Director Benefit Plans

Note 17 - Employee and Director Benefit Plans

Employees’ 401(k) Retirement Plan

The Company has established an associate tax deferred savings plan under Section 401(k) of the Internal Revenue Code of 1986. All associates are eligible to make elective deferrals on the first day of the calendar month coincident or next following the date the associate attains the age of 18, completes one year of eligibility service and completes at least 1,000 hours of service and is 100% vested in the plan once they enroll.

The Company’s annual contribution to the plan was $317,281 in 2013, $323,545 in 2012 and $306,673 in 2011, determined as follows:

•

The Company will contribute a safe harbor matching contribution in an amount equal to :(i) 100% of the matched employee contributions that are not in excess of 3% of compensation, plus (ii) 50% of the amount of the matched employee contributions that exceed 3% of compensation, but do not exceed 5% of compensation.

•	A discretionary contribution, subject to approval by the Board of Directors, limited to an amount not to exceed the maximum amount deductible for income tax purposes.

Employee Stock Ownership Plan

The Company established an Employee Stock Ownership Plan (“ESOP”) to benefit all qualified employees. The ESOP purchased 293,216 dividend adjusted shares of common stock in 1999 with proceeds received from a loan of $1.2 million from the Company. The loan is to be repaid over eighteen years with interest at 8%. The loan may be prepaid without penalty. The unallocated shares of stock held by the ESOP are pledged as collateral for the loan. The ESOP is funded by contributions made by the Company and its subsidiaries in amounts sufficient to retire the debt. At December 31, 2013, the outstanding balance of the loan is $329,980 and is presented as a reduction of shareholders’ equity.

As the debt payments are made on the loans, shares associated with those debt payments are released to the ESOP and allocated among active participants on the basis of compensation in the year of allocation. There is a three year cliff vesting schedule for participants entering the plan on or after January 1, 2007. Dividends on unallocated shares may be used by the ESOP to repay the loan to the Company and are not reported as dividends in the financial statements. Dividends on allocated or committed to be allocated shares are credited to the accounts of the participants and reported as dividends in the consolidated financial statements.

The Company established a $500,000 line of credit to the ESOP in the third quarter of 2010 for the purpose of purchasing shares for the ESOP. Advances of $499,999 have been made under this line of credit, and a total of 151,563 unallocated shares have been purchased from the open market from the advance proceeds and pledged as collateral. At December 31, 2013, the outstanding balance of the loan is $499,999 and is presented as a reduction of shareholders’ equity.

The Company established a second $500,000 line of credit to the ESOP in the second quarter of 2013 for the purpose of purchasing shares for the ESOP. Advances of $159,750 have been made under this line of credit, and a total of 59,457 unallocated shares have been purchased from the open market from the advance proceeds and pledged as collateral. The unused balance of the line of credit at December 31, 2013 was $340,250. This amount is available for future advances to purchase stock for the ESOP plan. At December 31, 2013, the outstanding balance of the loan is $159,750 and is presented as a reduction of shareholders’ equity.

During 2013 the Company continued to expense approximately 2% of eligible compensation as a contribution to the ESOP Plan, the same as 2012 and 2011. Expenses of $223,283, $209,434 and $219,657 during the years ended December 31, 2013, 2012 and 2011, respectively, were incurred in connection with the ESOP.

At December 31, 2013, 480,639 shares held by the ESOP, including additional shares purchased, have been released or committed to be released to the ESOP’s participants for purposes of computing earnings per share. The ESOP has a put option that allows the employee to put their shares back to the Company. The Company has a liability set aside for the total allocated shares at fair value in the amount of approximately $1.7 million. This liability was reclassified from additional paid in capital and is presented separately on the face of the balance sheet. There were 259,891 shares unallocated with a fair value of approximately $927,811 at December 31, 2013.

Supplemental Executive Retirement Plan

The Company has implemented a non-qualifying deferred compensation plan for certain executive officers. Certain of the plan benefits will accrue and vest during the period of employment and will be paid in fixed monthly benefit payments for up to ten years upon separation from service. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to separation from service.

Effective December 31, 2008, this plan was amended and restated to comply with Section 409A of the Internal Revenue Code. The participants’ account liability balances as of December 31, 2008 could be transferred into a trust fund, where investments will be participant-directed.

The plan is structured as a defined contribution plan and the Company’s expected annual funding contribution for the participants has been calculated through the participant’s expected retirement date. Under terms of the agreement, the Company has reserved the absolute right, at its sole discretion, to either fund or refrain from funding the plan. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to separation from service.

During 2013, 2012 and 2011, $336,800, $266,800 and $266,800, respectively was expensed each year for benefits provided under the plans. During 2013, the Company added two new participants to the plan, resulting in the $70,000 increase in 2013. The liability accrued for deferred compensation under the plan amount to $2.8 million and $2.4 million at December 31, 2013 and 2012, respectively.

Split-Dollar Life Insurance

The Company has entered into Life Insurance Endorsement Method Split-Dollar Agreements with certain officers. Under these agreements, upon death of the officer, the Company first recovers the cash surrender value of the contract and then shares the remaining death benefits from insurance contracts, which are written with different carriers, with the designated beneficiaries of the officers. The death benefit to the officers’ beneficiaries is a multiple of base salary at the time of the agreements. The Company, as owner of the policies, retains an interest in the life insurance proceeds and a 100% interest in the cash surrender value of the policies. During 2013 and 2012, the expense associated with these policies was $63,732 and $56,458 respectively.